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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): DECEMBER 21, 1998



                           CROSS TIMBERS OIL COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-10662                   75-2347769
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)



       810 HOUSTON STREET, SUITE 2000, FORT WORTH, TEXAS        76102
           (Address of principal executive offices)           (Zip Code)



                                (817) 870-2800
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On December 21, 1998, Cross Timbers Oil Company issued news release number 98-27 (Exhibit 99.1) regarding increase in the size of its Hugoton Royalty Trust offering and termination of plans to begin royalty trust unit distributions to shareholders in 2000.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         Exhibit Number
         and Description                                                Page
         ---------------                                                ----

         99.1 Cross Timbers Oil Company News Release Number 98-27         4

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CROSS TIMBERS OIL COMPANY


Date: December 23, 1998             By: /s/ LOUIS G. BALDWIN
                                       --------------------------------------
                                       Louis G. Baldwin
                                       Senior Vice President and
                                        Chief Financial Officer

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